CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated January 25, 1994 included in the MDU Resources Group, Inc. Annual Report to Stockholders for 1993. We also consent to the incorporation of our reports included or incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-3, No. 33-46605 and
No. 33-66682, and on Form S-8, No. 2-96459, No. 33-54486,
No. 33-53896 and No. 33-53898. It should be noted that we have not audited any financial statements of the Company subsequent to December 31, 1993 or performed any audit procedures subsequent to the date of our report.




                                /s/ ARTHUR ANDERSEN & CO.
                                ARTHUR ANDERSEN & CO.



March 3, 1994
Minneapolis, Minnesota,

                        CONSENT OF ENGINEER



     We hereby consent to the reference to our estimates dated
January 10 and 17, 1994, appearing in this Annual Report on Form
10-K.

     We also consent to the incorporation by reference in the Registration Statements on Form S-3, No. 33-46605 and
No. 33-66682, and on Form S-8, No. 2-96459, No. 33-54486,
No. 33-53896 and No. 33-53898 of MDU Resources Group, Inc. and in the related Prospectuses of the reference to such reports appearing in this Annual Report on Form 10-K.




                              /s/ RALPH E. DAVIS ASSOCIATES, INC.
                              RALPH E. DAVIS ASSOCIATES, INC.



March 3, 1994
Houston, Texas

                     CONSENT OF ENGINEER



     We hereby consent to the reference to our report dated
January 20, 1989, appearing in this Annual Report on Form 10-K.

     We also consent to the incorporation by reference in the Registration Statements on Form S-3, No. 33-46605 and
No. 33-66682, and on Form S-8, No. 2-96459, No. 33-54486,
No. 33-53896 and No. 33-53898 of MDU Resources Group, Inc. and in the related Prospectuses of the reference to such report appearing in this Annual Report on Form 10-K.




                              /s/ PAUL WEIR COMPANY INCORPORATED
                              PAUL WEIR COMPANY INCORPORATED



March 3, 1994
Des Plaines, Illinois